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                                                                   EXHIBIT 24.C
                                                CENTEX DEVELOPMENT COMPANY, L.P.

                       CENTEX DEVELOPMENT COMPANY, L.P.

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, as the general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1994, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of June, 1994.




                                                  /s/ Josiah O. Low, III
                                                  Josiah O. Low, III
                                                  Director
                                                  3333 Development Corporation
                                                  General Partner of Centex
                                                  Development Company, L.P.
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                       CENTEX DEVELOPMENT COMPANY, L.P.

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development
Corporation, as the general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 1994, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of June, 1994.




                                                  /s/ David M. Sherer
                                                  David M. Sherer
                                                  Director
                                                  3333 Development Corporation
                                                  General Partner of Centex
                                                  Development Company, L.P.